UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2007

REUNION INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

DELAWARE			01-15739			06-1439715
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(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

11 STANWIX STREET, SUITE 1400
PITTSBURGH, PENNSYLVANIA 15222
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(Address of principal executive offices, including zip code)


(412) 281-2111
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(Registrant's telephone number, including area code)


NOT APPLICABLE
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[   ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[   ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[   ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

	On February 20, 2007, the registrant received a letter (the "Notice Letter") from the American Stock Exchange ("AMEX" or the "Exchange") giving notice of AMEX's intent to strike the registrant's common stock from the Exchange by filing a delisting application with the Securities and Exchange Commission pursuant to Section 1009(d) of the AMEX Company Guide (the "Guide"). The Notice Letter states that the basis for this action is the registrant's failure to regain compliance with Sections 1003(a)(i) and 1003(a)(iv) of the Guide by, respectively, January 31, 2007 and December 31, 2006. Section 1003(a)(i) concerns the delisting of the securities of a company which has stockholders equity of less than $2,000,000 if the company has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years. Section 1003(a)(iv) concerns the delisting of the securities of a company based on the amount of such losses and the impairment of its financial condition.

	The registrant intends to appeal the proposed delisting of its common stock to a Listing Qualifications Panel of AMEX, in accordance with Sections 1203 and 1009(d) of the Guide.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	February 26, 2007				REUNION INDUSTRIES, INC.
								(Registrant)

							By /s/ John M. Froehlich
								John M. Froehlich
								Executive Vice President
								and Chief Financial Officer



19293.000/433117.1